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                                                                     EXHIBIT 1.1

                             3,500,000 Common Units
                     Representing Limited Partner Interests


                           EOTT Energy Partners, L.P.

                             UNDERWRITING AGREEMENT


                                                              September 23, 1999


PAINEWEBBER INCORPORATED
LEHMAN BROTHERS INC.
DAIN RAUSCHER WESSELS, A DIVISION OF DAIN RAUSCHER INCORPORATED
ING BARINGS LLC
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

         EOTT Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to sell common units representing limited partner interests in the Partnership (the "Common Units") to PaineWebber Incorporated, Lehman Brothers Inc., Dain Rauscher Wessels, a division of Dain Rauscher Incorporated and ING Barings LLC (the "Underwriters") in an aggregate amount of 3,500,000 Common Units (the "Firm Units"). The Partnership has also agreed to grant to the Underwriters an option (the "Option") to purchase up to additional 525,000 Common Units representing limited partner interests (the "Option Units") on the terms and for the purposes set forth in Section 1(b). The Firm Units and the Option Units are hereinafter referred to as the "Units."

         The public offering price per Common Unit for the Units and the purchase price per Common Unit for the Units to be paid by the Underwriters shall be agreed upon by the Partnership and the Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Partnership and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Units will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to


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include the Price Determination Agreement.

         Each of (i) the Partnership, (ii) EOTT Energy Corp., a Delaware corporation (both in its capacity as general partner of the Partnership and the Operating Partnerships and in its individual capacity, the "General Partner"),
(iii) EOTT Energy Finance Corp. ("Finance Sub"), (iv) EOTT Energy Operating Limited Partnership, a Delaware limited partnership ("Energy OLP"), (v) EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership ("Pipeline OLP") and (vi) EOTT Energy Canada Limited Partnership, a Delaware limited partnership ("Canada OLP" and, together with Energy OLP and Pipeline OLP, the "Operating Partnerships") confirms as follows its agreements with the Underwriters. All of such entities shall be referred to collectively as the "EOTT Entities."

         1. Agreement to Sell and Purchase.

                  (a) On the basis of the representations, warranties and agreements of the EOTT Entities herein contained and subject to all the terms and conditions of this Agreement, the Partnership agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Partnership, at the purchase price per Common Unit for the Units to be agreed upon by the Underwriters and the Partnership in accordance with Section 1(c) hereof and set forth in the Price Determination Agreement, the number of Firm Units set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Units which such Underwriter may become obligated to purchase pursuant to Section 8 hereof. Schedule I may be attached to the Price Determination Agreement.

                  (b) Subject to all the terms and conditions of this Agreement, the Partnership grants the Option to the several Underwriters to purchase, severally and not jointly, up to 525,000 Option Units from the Partnership at the same price per Common Unit as the Underwriters shall pay for the Firm Units. The Option may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Price Determination Agreement, upon written or telegraphic notice (the "Option Units Notice") by the Underwriters to the Partnership no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Units Notice (the "Option Closing Date") setting forth the aggregate number of Option Units to be purchased and the time and date for such purchase. On the Option Closing Date, the Partnership will issue and sell to the Underwriters the number of Option Units set forth in the Option Units Notice, and each Underwriter will purchase the percentage of the Option Units as is equal to the percentage of Firm Units that such Underwriter is purchasing, as adjusted by the Underwriters in such manner as they deem advisable to avoid fractional Common Units.

                  (c) The public offering price per Common Unit for the Firm Units and the purchase price per Common Unit for the Firm Units to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement.

         2. Delivery and Payment. The Firm Units to be purchased by each Underwriter


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hereunder, in book entry form, and in such authorized denominations and registered in such names as PaineWebber Incorporated may request, will be represented by one or more definitive global certificates which will be deposited by or on behalf of the Partnership with the Depository Trust Company ("DTC")or its designated custodian. Delivery to the Underwriters of the Firm Units shall be made by or on behalf of the Partnership by causing DTC to credit the Firm Units to the account or accounts designated by PaineWebber Incorporated at DTC, against payment of the purchase price by wire transfer of Federal Funds or similar same day funds to an account designated in writing by the Partnership to PaineWebber Incorporated at least one business day prior to the Closing Date (as hereinafter defined). Such payment shall be made at 10:00 a.m., New York City time, on the third business day (or fourth business day, if the Price Determination Agreement is executed after 4:30 p.m.) after the date on which the first bona fide offering of the Units to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Partnership and the Underwriters (such date is hereinafter referred to as the "Closing Date").

         To the extent the Option is exercised, delivery of the Option Units against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Units Notice.

         The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Units by the Partnership to the respective Underwriters shall be borne by the Partnership. The Partnership will pay and save each Underwriter and any subsequent holder of the Units harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Units and Option Units.

         3. Representations and Warranties of the EOTT Entities. Each of the EOTT Entities represents, warrants and covenants to each Underwriter that:

                  (a) The Partnership meets the requirements for use of Form S-3 and a registration statement (Registration No. 333-82269) on Form S-3 relating to the Units (and such amendments to such registration statement as may have been required to the date of this Agreement) has been prepared by the Partnership in accordance with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission")thereunder, and has been filed with the Commission. Such registration statement has been declared effective by the Commission. Copies of such registration statement and amendments and of each related prospectus have been delivered to the Underwriters. The term "Registration Statement" means the registration statement, including all financial statements, exhibits and documents incorporated by reference therein, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Rule 415 and Rule 434 of the Rules and Regulations, or otherwise, any registration statement filed under Rule 462 of the Rules and Regulations as such registration statement may


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be amended from time to time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The term "Prospectus" means the prospectus constituting a part of the Registration Statement and any amendments or supplements to such prospectus, including without limitation the prospectus supplement filed with the Commission in connection with the proposed sale of Units contemplated by this Agreement (the "Prospectus Supplement"), through the date of such Prospectus Supplement. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act, on or before the date hereof or are so filed hereafter. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include any such document filed or to be filed under the Exchange Act after the date of the Prospectus, and deemed to be incorporated therein by reference.

                  (b) On the date the Registration Statement was declared effective by the Commission (the "Effective Date"), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Partnership shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus or the Registration Statement, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement (i) the amounts of the selling concession and reallowance set forth in the Prospectus (ii) the paragraph regarding stabilization in the section captioned "Underwriting"in the Prospectus, and (iii) the number of Common Units to be purchased by each Underwriter set forth in the section captioned "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Partnership by the Underwriters specifically for inclusion in the Registration Statement or the Prospectus. The Partnership has not distributed any offering material in connection with the offering or sale of the Units other than the Registration Statement


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and the Prospectus. No order preventing or suspending the use of the Prospectus has been issued by the Commission.

                  (c) The documents which are incorporated by reference in the Registration Statement and the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading; and any further documents so filed and incorporated by reference subsequent to the Closing Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading.

                  (d) The only subsidiaries (as defined in the Rules and Regulations) of the Partnership are the Operating Partnerships and the Finance Sub. Each of the Partnership and the Operating Partnerships was duly formed and is validly existing and in good standing under the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"). Each of the Partnership and the Operating Partnerships has, and at the Closing Date will have, full power and authority to conduct the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business in all material respects as described in the Registration Statement and the Prospectus. Each of the Partnership and the Operating Partnerships is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign limited partnership in all jurisdictions in which the failure so to qualify or register would have a material adverse effect upon it or subject it to any material liability or disability. All of the outstanding shares of capital stock of the Finance Sub have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Partnership free and clear of all liens and encumbrances and claims whatsoever. The Partnership is the sole limited partner of Energy OLP, and Energy OLP is the sole limited partner of Pipeline OLP and Canada OLP, in each case with a limited partner interest of 99.0%. Such limited partner interests have been duly authorized by the respective Amended and Restated Agreements of Limited Partnership of the Operating Partnerships (the "Operating Partnership Agreements"), have been validly issued in accordance with the respective Operating Partnership Agreements and are fully paid and non-assessable, except to the extent such non-assessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act, as amended. The Partnership owns such limited partner interests free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Except for such limited partner interests and the stock of the Finance Sub, the Partnership does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have an equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct


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copies of the Amended and Restated Agreement of Limited Partnership of the
Partnership (the "Partnership Agreement") and each of the Operating Partnership Agreements have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

                  (e) The limited partners of the Partnership hold limited partner interests in the Partnership aggregating 99%, such limited partner interests being represented by 14,976,011 Common Units and 9,000,000 units representing subordinated limited partner interests ("Subordinated Units")(the Common Units and the Subordinated Units are collectively referred to as the "Limited Partner Units"); the Limited Partner Units are the only limited partner interests of the Partnership that are issued and outstanding; the Limited Partner Units have been, and the Common Units to be issued and sold by the Partnership will be, duly authorized and validly issued under the Partnership Agreement, fully paid and nonassessable, except as such nonassessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act, as amended, and will not be subject to any preemptive or similar right or voting or transfer restriction. The description of the Common Units in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all material respects. Except as set forth in the Prospectus, the Partnership does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any limited partner interests or shares of stock in the Partnership, the Operating Partnerships, or the Finance Sub pursuant to the Partnership Agreement, the Operating Partnership Agreements, any certificate of incorporation or other governing documents or any agreement or other instrument to which any of the EOTT entities is a party or by which any of them may be bound.

                  (f) Each of the General Partner and the Finance Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the General Partner and the Finance Sub has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business in all material respects as described in the Registration Statement and the Prospectus. Each of the General Partner and the Finance Sub is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the failure so to qualify or register would have a material adverse effect upon it or subject it to any material liability or disability. The General Partner is the sole general partner of the Partnership and the Operating Partnerships, in each case with a general partner interest of 1%. Such general partner interests have been duly authorized by the Partnership Agreement and the respective Operating Partnership Agreements, have been validly issued in accordance with the Partnership Agreement and the respective Operating Partnership Agreements, and are owned of record by the General Partner, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of incorporation and the by-laws of the General Partner and the Finance Sub and all amendments thereto have been delivered to the Underwriters, and no changes therein will be


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made subsequent to the date hereof and prior to the Closing Date.

                  (g) The financial statements and schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Partnership as of the respective dates thereof and the consolidated results of operations and cash flows of the Partnership for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed therein or in the Prospectus. No other financial statements or schedules are required by the Act, the Exchange Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Arthur Andersen L.L.P. (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the EOTT Entities, as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct in all material respects.

                  (h) The Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the EOTT Entities, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the EOTT Entities, arising for any reason whatsoever, (ii) none of the EOTT Entities has incurred nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein, other than the issuance of $235.0 million of senior notes due 2009 and (iii) none of the EOTT Entities has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus.

                  (j) None of the EOTT Entities is, nor at the Closing Date will be, an "investment company"or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder.


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                  (k) None of the EOTT Entities is, nor at the Closing Date will be, a "public utility company,"a "holding company"or an "affiliate" of a holding company or a public utility company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (l) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting any of the EOTT Entities or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect any of the EOTT Entities or its business, properties, business prospects, condition (financial or otherwise) or results of operations.

                  (m) Each of the EOTT Entities has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus except for such certificates, permits or authorizations which, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the ability of the EOTT Entities to conduct their businesses in all material respects as currently conducted and as contemplated in the Prospectus to be conducted; and, except as described in the Prospectus, none of the EOTT Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be expected to have a material adverse effect upon the ability of any of the EOTT Entities to conduct their businesses in all material respects as currently conducted and as contemplated by the Prospectus to be conducted, (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business and (iii) performed in all material respects all its obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected which default, individually or in the aggregate, could have a material adverse effect on the holders of the Common Units or the consolidated financial position or results of operations or prospects of any of the EOTT Entities. To the best knowledge of each of the EOTT Entities, no other party under any contract or other agreement to which it is a party is in default in any respect thereunder. None of the EOTT Entities is, nor at the Closing Date will any of them be, in violation of any provision of its limited partnership agreement, certificate of incorporation or by-laws.

                  (n) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Units by the Partnership, in connection with the execution, delivery and performance of this Agreement by any of the EOTT Entities or in connection with the taking by any of the EOTT Entities of any action contemplated hereby, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws.

                  (o) Each of the EOTT Entities has full corporate and partnership power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by each of the EOTT Entities and constitutes a valid and binding agreement of each of the EOTT Entities and is enforceable against each of the EOTT Entities in accordance with the terms hereof. The performance of this Agreement, the consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Units in the manner set forth in the Prospectus under "Use of Proceeds"will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of any of the EOTT Entities pursuant to the terms or provisions of, result in a breach or violation of any of the terms or provisions of, constitute a default under, give any other party a right to terminate any of its obligations under or result in the acceleration of any obligation under, the limited partnership agreement or certificate of incorporation or by-laws of any of the EOTT Entities, any indenture, mortgage, deed of trust, loan agreement, contract or other agreement or instrument to which any of the EOTT Entities is a party or by which any of the EOTT Entities or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of any of the EOTT Entities.

                  (p) Each of the Partnership, the Operating Partnerships and the General Partner has good and indefeasible title to all real and personal property owned by it, free and clear of all liens, claims, encumbrances and defects except (1) as described in the Prospectus and (2) such as do not materially interfere with the use of such properties as they have been used in the past and are proposed to be used in the future as described in the Prospectus, provided that (a) with respect to the crude oil transmission pipelines and right-of-way interests thereto (the "Pipeline Properties"), the foregoing shall only constitute a representation that, except as described in the Prospectus, (i) Pipeline OLP will have sufficient title to enable it to use such Pipeline Properties as they have been used in the past and are proposed to be used in the future as described in the Prospectus, and (ii) any lack of title has not had and will not have any material adverse effect on the ability of Pipeline OLP to use such Pipeline Properties as they have been used in the past and are proposed to be used in the future as described in the Prospectus and will not materially increase the cost of such use, and (b) with respect to any real property, buildings and equipment held under lease by the Partnership, the Operating Partnerships, or the General Partner, such real property, buildings and equipment are held by such person under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property, buildings and equipment by such person;

                  (q) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                  (r) None of the EOTT Entities, nor any of their directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

                  (s) No holder of securities of the Partnership has rights to the registration of any securities of the Partnership because of the filing of the Registration Statement that have not been waived.

                  (t) The Common Units (including the Units to be sold pursuant to this Agreement) are duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

                  (u) Each of the EOTT Entities is in compliance with all federal, state and local employment and labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees; no labor dispute with the employees of any of the EOTT Entities exists or, to the knowledge of any of the EOTT Entities, is imminent or threatened; and each of the EOTT Entities is not aware of any existing, imminent or threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the EOTT Entities, taken as a whole.

                  (v) Each of the EOTT Entities owns, or is licensed or otherwise has the full exclusive right to use, the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, services marks and trade names (collectively, "patent and proprietary rights") presently employed by it or which are necessary in connection with the conduct of the business now operated by it, and none of the EOTT Entities has received any written notice or otherwise has actual knowledge of any infringement of or conflict with asserted rights of others or any other claims with respect to any patent or proprietary rights, or of any basis for rendering any patent and proprietary rights invalid or inadequate to protect the interest of any of the EOTT Entities.

                  (w) The Partnership has complied, and until the completion of the distribution of the Units will comply, with all of the provisions of (including, without limitation, filing all forms required by) Section 517.075 of the Florida Securities and Investor Protection Act and Regulation 3E-900.001 issued thereunder with respect to the offering and sale of the Units.

                  (x) Each of the EOTT Entities (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the EOTT Entities, taken as a whole. The term

"Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                  (y) In the ordinary course of its business, the Partnership conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of each of the EOTT Entities, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties (collectively, "Environmental Liabilities")). Except as set forth in the Registration Statement and the Prospectus, there are no Environmental Liabilities which would, singly or in the aggregate, have a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the EOTT Entities, taken as a whole.

                  (z) Each of the EOTT Entities maintains insurance with respect to its properties and business of the types and in amounts generally deemed adequate for its business and consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect.

                  (aa) Each of the EOTT Entities has filed all material federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles ("GAAP"); and none of the EOTT Entities has any knowledge of any tax deficiency which has been or might be asserted or threatened against any of the EOTT Entities. There are no tax returns of any of the EOTT Entities that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which any of the EOTT Entities has received notice), where the findings of such audit, if adversely determined, would result in a material adverse effect on the condition (financial or otherwise) or on the earnings, business, properties, business prospects or operations of the EOTT Entities, taken as a whole.

                  (bb) With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan"as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by any of the EOTT Entities, or with respect to which any of the EOTT Entities could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of each of the EOTT Entities, there exists no condition or set of circumstances, in connection with which any of the EOTT Entities could be subject to any liability under the terms of such Benefit Plan, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could materially adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the EOTT Entities, taken as a whole.

                  (cc) Each of the EOTT Entities has reviewed its operations and those of any third parties with which the EOTT Entities have a material relationship to evaluate the extent to which the business or operations of the EOTT Entities will be affected by the Year 2000 Problem. As a result of such review, the EOTT Entities have no reason to believe, and do not believe, that (other than as described in the Prospectus) the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, partners' capital or results of operations of the EOTT Entities or result in any material loss or interference with any of the EOTT Entities' business or operations. The "Year 2000 Problem"as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                  (dd) (i) The Partnership Agreement is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms and (ii) each of the Operating Partnership Agreements is a valid and legally binding agreement of such parties, enforceable against the General Partner and the Partnership in accordance with its terms, except as the enforceability of such agreements may be affected by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and general equitable principles.

                  (ee) Pursuant to Rule 2710(b)(7)(C)(i) of the Conduct Rules of the National Association of Securities Dealers, Inc., as of the date hereof and as of the Closing Date, the Partnership meets, and will meet, the standards for use of Form S-3 as in effect prior to October 21, 1992.

         4. Agreements of the EOTT Entities. The EOTT Entities agree with the several Underwriters as follows:

                  (a) The Partnership will not, either prior to the Closing Date or thereafter, during such period as the Prospectus is required by law to be delivered in connection with sales of the Units by an Underwriter or any dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and the Underwriters shall not have objected thereto in good faith.

                  (b) The Partnership will notify the Underwriters promptly, and will confirm such advice in writing, (1) when any post-effective amendment to the Registration Statement becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of
Section 4(e) that in the judgment of the Partnership makes any statement made in the Registration Statement or the

Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (5) of receipt by the Partnership or any representative or attorney of the Partnership of any other communication from the Commission relating to the Partnership , the Registration Statement or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Partnership will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

                  (c) The Partnership will furnish to the Underwriters, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus).

                  (d) The Partnership will comply with all the provisions of any undertakings contained in the Registration Statement.

                  (e) The Partnership will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request. The Partnership consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Units may be sold, both in connection with the offering or sale of the Units and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Partnership or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Partnership will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each Underwriter, without charge, such number of copies thereof as the Underwriters may reasonably request. The Partnership shall not file any document under the Exchange Act before the completion of the distribution of the Common Units by the Underwriters (which includes the distribution of any Common Units pursuant to the Option, if exercised), of the Units by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus unless the filing of such document is approved by the Underwriters after reasonable notice thereof.

                  (f) Prior to any public offering of the Units by the Underwriters, the Partnership will cooperate with the Underwriters and counsel to the Underwriters in connection with the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may request; provided, that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                  (g) During the period of three years commencing on the Closing Date, the Partnership will, upon request, furnish to the Underwriters a copy of such financial statements and other periodic and special reports as the Partnership may from time to time distribute generally to the holders of any class of its limited partnership interests, and will furnish to the Underwriters who so request a copy of each annual or other report it shall be required to file with the Commission.

                  (h) The Partnership will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of twelve months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                  (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Partnership will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the EOTT Entities under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement and exhibits thereto and the Prospectus and any amendment or supplement thereto, (2) the preparation and delivery of certificates representing the Units, (3) the word processing, printing and reproduction of this Agreement, the Agreement Among Underwriters, and any Dealer Agreements and the Underwriters' Questionnaire, (4) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Units by the Underwriters or by dealers to whom Units may be sold, (5) the listing of the Units on the New York Stock Exchange, (6) any filings required to be made by the Underwriters with the NASD, if any, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (7) the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), if any are so required, including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the EOTT Entities, (9) the transfer agent for the Units and (10) the Accountants.

                  (j) If (1) this Agreement shall be terminated by the Partnership pursuant to any of the provisions hereof, (2) for any reason the Partnership shall be unable to perform its obligations hereunder, (3) any other condition of the Underwriters' obligations hereunder required to be fulfilled by any of the EOTT Entities is not fulfilled or (4) this Agreement shall be terminated pursuant to Section 7(i), the Partnership will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith; provided, however, that if this Agreement shall be terminated pursuant to Section 8 by reason of the default of one or more Underwriters, the Partnership shall not be obligated to reimburse any defaulting Underwriter on account of these expenses.

                  (k) The Partnership will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Units to facilitate the sale or resale of any of the Units .

                  (l) The Partnership will apply the net proceeds from the offering and sale of the Units to be sold by the Partnership in the manner set forth in the Prospectus Supplement under "Use of Proceeds."

                  (m) During the period of 90 days commencing at the Closing Date, each of the EOTT Entities will not, without the prior written consent of PaineWebber Incorporated, (i) directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Units, Subordinated Units or securities convertible into Common Units or Subordinated Units other than to the Underwriters pursuant to this Agreement and other than pursuant to employee option plans or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Units or Subordinated Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units, Subordinated Units or such other securities, in cash or otherwise.

                  (n) The Partnership shall have caused each of the executive officers and directors of the General Partner and each beneficial owner of more than 5% of the outstanding Common Units or Subordinated Units, including Enron Corp. but excluding Koch, to enter into agreements with the Underwriters in the form set forth in Exhibit B to the effect that they will not, for a period of 90 days after the commencement of the public offering of the Units, without the prior written consent of PaineWebber Incorporated, sell, contract to sell or otherwise dispose of any Common Units, Subordinated Units or rights to acquire such Units (other than pursuant to employee option plans or in connection with other employee incentive compensation arrangements).

                  (o) The Partnership will exercise fully all, and will not waive any, of its rights under Section 10.12 of the Purchase and Sale Agreement dated September 21, 1998 by and among the Partnership, EOTT Energy Operating Limited Partnership, Koch Oil Company and Koch Pipeline Company (together, "Koch"), regarding deferral of the filing of a requested registration of Common Units or the inclusion of any Common Units held by Koch in a registration statement until the earlier of either of the following: (i) 180 days after the Closing Date and (ii) March 1, 2000.

         5. Conditions of the Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

                  (a) Notification that all filings required by Rule 424 of the Rules and Regulations shall have been made.

                  (b) (i) No stop order suspending the effectiveness of the Registration

Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Units under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto in good faith, and the Underwriters shall have received certificates, dated the Closing Date and the Option Closing Date signed by the Chief Executive Officer or the Chairman of the Board of Directors of the General Partner and the Chief Financial Officer of the General Partner (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses
(i), (ii) and (iii).

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been, and no development shall have occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise), partners' capital or results of operations of the EOTT Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) none of the EOTT Entities shall have sustained any loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Underwriters any such development described in clause (i) or (ii) makes it impracticable or inadvisable to consummate the sale and delivery of the Units by the Underwriters at the public offering price.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against any of the EOTT Entities or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding could materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the EOTT Entities, taken as a whole.

                  (e) Each of the representations and warranties of the EOTT Entities contained herein shall be true and correct in all material respects at the Closing Date, and with respect to the Option Units, at the Option Closing Date as if made at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the EOTT Entities and all conditions herein contained to be fulfilled or complied with by the EOTT Entities at or prior to the Closing Date, and with respect to the Option Units, at the Option Closing Date, shall have been duly performed, fulfilled or complied with; provided, however, that if any such representation or warranty is already qualified by materiality, for purposes of determining whether this condition has been satisfied, such representation or warranty as so qualified must be true and correct in all respects.

                  (f) The Underwriters shall have received an opinion, dated the Closing Date, and with respect to the Option Units, at the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Vinson & Elkins L.L.P., counsel to the EOTT Entities, to the effect set forth in Exhibit C.

                  (g) The Underwriters shall have received an opinion, dated the Closing Date, and with respect to the Option Units, at the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Stephen W. Duffy, Esq., General Counsel of the General Partner, to the effect set forth in Exhibit D.

                  (h) The Underwriters shall have received an opinion, dated the Closing Date, and with respect to the Option Units, at the Option Closing Date, from Andrews & Kurth L.L.P. , counsel to the Underwriters which opinion shall be satisfactory in all respects to the Underwriters.

                  (i) On the date of this Agreement, Arthur Andersen LLP shall have furnished to the Underwriters a letter, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters, confirming that they are independent accountants with respect to the EOTT Entities as required by the Act and the Rules and Regulations, and with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein. At the Closing Date and, with respect to the Option Units, at the Option Closing Date, Arthur Andersen LLP shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from Arthur Andersen LLP, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date hereof, if it were required to be dated and delivered at the Closing Date and the Option Closing Date. Arthur Andersen LLP shall have furnished to the Underwriters a review report with respect to the interim financial statements for the six-month period ended June 30, 1999.

                  (j) At the Closing Date and, with respect to the Option Units, at the Option Closing Date, there shall be furnished to the Underwriters an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the General Partner, in form and substance satisfactory to the Underwriters, to the effect that:

                           (i) Each signer of such certificate has carefully examined the Registration Statement, the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

                           (ii) Each of the representations and warranties of the EOTT Entities contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects;

                           (iii) Each of the covenants required herein to be performed by the EOTT Entities on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the EOTT Entities on or prior to the date of such certificate has been duly, timely and fully complied with; and

                           (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus,
         (A) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the EOTT Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and
         (B) none of the EOTT Entities has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus;

and such other matters as the Underwriters may reasonably request.

                  (k) On or prior to the Closing Date, the Underwriters shall have received the executed agreements referred to in Section 4(n).

                  (l) The Units shall be qualified for sale in such states as the Underwriters may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

                  (m) Prior to the Closing Date, the Units shall have been duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

                  (n) The EOTT Entities shall have furnished to the Underwriters such certificates, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the EOTT Entities herein, as to the performance by the EOTT Entities of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

         6. Indemnification. (a) The EOTT Entities will, jointly and severally, indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of any of the EOTT Entities or based on written information furnished by or on behalf of any of the EOTT Entities filed in any jurisdiction in order to qualify the Units under the Securities Laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the EOTT Entities shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); provided that the EOTT Entities will not be liable to the extent that such loss, claim, liability, expense or damage (A) arises from the sale of the Units in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Partnership by any Underwriter expressly for inclusion in the Registration Statement or the Prospectus, which information consists solely of the information specified in
Section 3(b) or (B) results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus, which untrue statement or omission was completely corrected in the

Prospectus (as then amended or supplemented) if the Partnership shall sustain the burden of proving that the Underwriters sold Units to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) if the Partnership had previously furnished copies thereof to the Underwriters within a reasonable amount of time prior to such sale or such confirmation, and the Underwriters failed to deliver the corrected Prospectus, if required by law to have so delivered it and if delivered would have been a complete defense against the person asserting such loss, claim, liability, expense or damage. This indemnity agreement will be in addition to any liability that the EOTT Entities might otherwise have.

                  (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the EOTT Entities, each person, if any, who controls the EOTT Entities within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the EOTT Entities and each officer of the EOTT Entities who signed the Registration Statement to the same extent as the foregoing indemnity from the EOTT Entities to each Underwriter, but only insofar as losses, claims, liabilities, expenses, or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance on and in conformity with information relating to such Underwriter furnished in writing to the Partnership by such Underwriter expressly for use in the Registration Statement or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm (in addition to local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the EOTT Entities or the Underwriters, the EOTT Entities and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the EOTT Entities from persons other than the Underwriters, such as persons who control the EOTT Entities within the meaning of the Act, officers of the EOTT Entities who signed the Registration Statement and directors of the EOTT Entities, who also may be liable for contribution) to which the EOTT Entities and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the EOTT Entities on the one hand and the Underwriters on the other. The relative benefits received by the EOTT Entities on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the EOTT Entities, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the EOTT Entities or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The EOTT Entities and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the EOTT Entities who signed the Registration Statement will have the same rights to contribution as the EOTT Entities, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                  (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the EOTT Entities contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters,
(ii) acceptance of the Units and payment therefore or (iii) any termination of this Agreement.

         7. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time on or prior to the Closing Date(or, with respect to the Option Units, on or prior to the Option Closing Date), by notice to the Partnership from the Underwriters, without liability on the part of any Underwriter to the EOTT Entities, if, prior to delivery and payment for the Firm Units (or the Option Units, as the case may be), the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement or, in the sole judgment of the Underwriters, (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in any of the EOTT Entities' properties, business prospects, condition (financial or otherwise) or results of operations, (ii) trading in any of the equity securities of the Partnership shall have been suspended by the Commission, the NASD or by the New York Stock Exchange, (iii) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over the counter market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or the NASD or any court or other governmental authority, (iv) a general banking moratorium shall have been declared by either Federal or New York State authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Underwriters, impracticable or inadvisable to market the Units on the terms and in the manner contemplated by the Prospectus.

         8. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Units which it or they have agreed to purchase hereunder, and the aggregate number of Firm Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Units, the other Underwriters shall be obligated, severally, to purchase the Firm Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Units which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Units which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as such non-defaulting Underwriters may specify; provided that in no event shall the maximum number of Firm Units which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 8 by more than one-ninth of the number of Firm Units agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Units and the aggregate number of Firm Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Units and arrangements satisfactory to the non-defaulting Underwriters and the Partnership for the purchase of such Firm Units are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Partnership for the purchase or sale of any Units under this Agreement. In any such case either the Underwriters or the Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         9. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the EOTT Entities, at the office of 1330 Post Oak Boulevard, Suite 2700, Houston, Texas 77002, Attention: Steve Duffy or (b) if to the Underwriters, at the offices of PaineWebber Incorporated,

1285 Avenue of the Americas, New York, New York 10019, Attention: Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 hereof may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the EOTT Entities and of the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Units from any of the several Underwriters.

         All representations, warranties and agreements of the EOTT Entities contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of its controlling persons and shall survive delivery of and payment for the Units hereunder.

         Any action required or permitted to be taken by the Underwriters under this Agreement may be taken by them jointly or by PaineWebber Incorporated.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The EOTT Entities and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

         This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the EOTT Entities and the Underwriters.

         Please confirm that the foregoing correctly sets forth the agreement among the EOTT Entities and the several Underwriters.


                                                     Very truly yours,

                                                     EOTT ENERGY PARTNERS, L.P.

                                  By: EOTT ENERGY CORP., its General Partner

                                  By:  /s/ Michael Burke
                                     ------------------------------
                                     Name:    Michael Burke
                                     Title:   President

                                  EOTT ENERGY FINANCE CORP.

                                  By:  /s/ Michael Burke
                                     ------------------------------
                                     Name:    Michael Burke
                                     Title:   President


                                  EOTT ENERGY CORP.

                                  By:  /s/ Michael Burke
                                     ------------------------------
                                     Name:    Michael Burke
                                     Title:   President



                                  EOTT ENERGY OPERATING LIMITED
                                  PARTNERSHIP
                                  By:  EOTT ENERGY CORP., its General Partner

                                  By:  /s/ Michael Burke
                                     ------------------------------
                                     Name:    Michael Burke
                                     Title:   President



                                  EOTT ENERGY PIPELINE LIMITED
                                  PARTNERSHIP
                                  By: EOTT ENERGY CORP., its General Partner

                                  By:  /s/ Michael Burke
                                     ------------------------------
                                     Name:    Michael Burke
                                     Title:   President

                                  EOTT ENERGY CANADA LIMITED
                                  PARTNERSHIP
                                  By: EOTT ENERGY CORP., its General Partner

                                  By:  /s/ Michael Burke
                                     ------------------------------
                                     Name:    Michael Burke
                                     Title:   President

Confirmed as of the date first above mentioned:


PAINEWEBBER INCORPORATED
LEHMAN BROTHERS INC.
DAIN RAUSCHER WESSELS, A DIVISION OF DAIN RAUSCHER
INCORPORATED
ING BARINGS LLC


By: PAINEWEBBER INCORPORATED


By: /s/ Rob Wallace
   -----------------------------
Name:     Rob Wallace
Title:    Vice President

                                   SCHEDULE I

                                  UNDERWRITERS






                                                              NUMBER OF FIRM UNITS
          NAME OF UNDERWRITERS                                  TO BE PURCHASED
          --------------------                                --------------------
PaineWebber Incorporated                                              1,750,000
Lehman Brothers Inc.                                                  1,050,000
Dain Rauscher Wessels, a division of Dain
Rauscher Incorporated                                                   525,000
ING Barings LLC                                                         175,000
                                                                      ---------
                                                Total                 3,500,000

                                                                      EXHIBIT A


                           EOTT ENERGY PARTNERS, L.P.
                         PRICE DETERMINATION AGREEMENT




                               September 23, 1999

PAINEWEBBER INCORPORATED
LEHMAN BROTHERS INC.
DAIN RAUSCHER WESSELS, A DIVISION OF DAIN RAUSCHER INCORPORATED
ING BARINGS LLC
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


Dear Sirs:

         Reference is made to the Underwriting Agreement, dated September 23, 1999 (the "Underwriting Agreement"), among the EOTT Entities and the several Underwriters named in Schedule I thereto or hereto (the "Underwriters"). The Underwriting Agreement provides for the purchase by the Underwriters from the Partnership, subject to the terms and conditions set forth therein, of an aggregate of 3,500,000 Firm Units. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement. Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Underwriting Agreement.

         Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree as follows:

         The public offering price per Common Unit for the Firm Units shall be $16.00.

         The purchase price per Common Unit for the Firm Units to be paid by the Underwriters shall be $15.12 representing an amount equal to the public offering price set forth above, less $.88 per Common Unit.

         The EOTT Entities represent and warrant to the Underwriters that the representations and warranties of the EOTT Entities set forth in Section 3 of the Underwriting Agreement are accurate, as though expressly made at and as of the date hereof.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         If the foregoing is in accordance with your understanding of the agreement among the EOTT Entities and the Underwriters, please sign and return to the Partnership a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the EOTT Entities and the Underwriters in accordance with its terms and the terms of the Underwriting Agreement.

                               Very truly yours,

                                            EOTT ENERGY PARTNERS, L.P.
                                            By:  EOTT ENERGY CORP., its General
                                                 Partner

                                            By:  /s/ Michael Burke
                                               Name:  Michael Burke
                                               Title: President


                                            EOTT ENERGY FINANCE CORP.

                                            By:  /s/ Michael Burke
                                               Name:  Michael Burke
                                               Title: President


                                            EOTT ENERGY CORP.

                                            By:  /s/ Michael Burke
                                               Name:  Michael Burke
                                               Title: President



                                            EOTT ENERGY OPERATING LIMITED
                                            PARTNERSHIP
                                            By:  EOTT ENERGY CORP., its General
                                                 Partner

                                            By:  /s/ Michael Burke
                                               Name:  Michael Burke
                                               Title: President



                                            EOTT ENERGY PIPELINE LIMITED
                                            PARTNERSHIP
                                            By:  EOTT ENERGY CORP., its
                                                 General Partner

                                            By:  /s/ Michael Burke
                                               Name:  Michael Burke
                                               Title: President

                                            EOTT ENERGY CANADA LIMITED
                                            PARTNERSHIP
                                            By:      EOTT ENERGY CORP., its
                                                     General Partner

                                            By:  /s/ Michael Burke
                                               ---------------------------------
                                               Name:  Michael Burke
                                               Title: President



Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
LEHMAN BROTHERS INC.
DAIN RAUSCHER WESSELS, A DIVISION OF DAIN RAUSCHER INCORPORATED
ING BARINGS LLC


By: PAINEWEBBER INCORPORATED


By: /s/ Rob Wallace
    -----------------------------
Name:   Rob Wallace
Title:  Vice President

                                                                      EXHIBIT B


                               September 23, 1999


PAINEWEBBER INCORPORATED
LEHMAN BROTHERS INC.
DAIN RAUSCHER WESSELS, A DIVISION OF DAIN RAUSCHER INCORPORATED
ING BARINGS LLC
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Dear Sirs:

           In consideration of the agreement of the several Underwriters to underwrite a proposed public offering (the "Offering") of 3,500,000 Common Units (the "Common Units") of EOTT Energy Partners, L.P., a Delaware limited partnership (the "Partnership") , as contemplated by a registration statement with respect to such Common Units filed with the Securities and Exchange Commission on Form S-3 (Registration No. 333-82269), the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the commencement of the public offering of such Units, without the prior written consent of PaineWebber Incorporated, (i) directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Units, units representing subordinated limited partner interests ("Subordinated Units") or securities convertible into Common Units other than pursuant to employee option plans, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Units or Subordinated Units, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Units, Subordinated Units or such other securities, in cash or otherwise or (iii) require the Partnership to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 to register any Common Units or Subordinated Units or securities convertible into or exchangeable for Common Units or Subordinated Units or warrants or other rights to acquire Common Units or Subordinated Units of which the undersigned is now, or may in the future become, the beneficial owner within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 [(other than pursuant to employee unit option plans or in connection with other employee incentive compensation arrangements)].

                                            Very truly yours,


                                            By:
                                                ------------------------------

                                            Name:
                                                ------------------------------

                                                                      EXHIBIT C

                               September 29, 1999



PAINEWEBBER INCORPORATED
LEHMAN BROTHERS INC.
DAIN RAUSCHER WESSELS, A DIVISION OF DAIN RAUSCHER INCORPORATED
ING BARINGS LLC
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

         This opinion is provided to you pursuant to Section 5(f) of that certain Underwriting Agreement, dated September 23, 1999 (the "Underwriting Agreement"), among EOTT Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), EOTT Energy Operating Limited Partnership, a Delaware limited partnership ("Energy OLP"), EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership ("Pipeline OLP"), EOTT Energy Canada Limited Partnership, a Delaware limited partnership ("Canada OLP"), EOTT Energy Corp., a Delaware corporation (the "General Partner"), and PaineWebber Incorporated, Lehman Brothers Inc., Dain Rauscher Wessels, a Division of Dain Rauscher Incorporated, and ING Barings LLC (the "Underwriters"). Any capitalized term used in this opinion and not defined shall have the meaning assigned to such term in the Underwriting Agreement. This opinion is being provided for the closing contemplated by the Underwriting Agreement of the offer and sale of the Firm Units (the "Closing Date").

         We have acted as counsel to the Partnership, the Operating Partnerships, and the General Partner in connection with the offer and sale by the Partnership of 3,500,000 Firm Units. In connection with the opinions expressed below, we have examined the following:

                  (a) executed originals or counterparts of the Partnership Agreement and the Operating Partnership Agreements (the "Partnership Agreements");

                  (b) a copy of the Certificate of Limited Partnership of the Partnership, as filed with the Secretary of State of the State of Delaware;

                  (c) a copy of the Certificate of Limited Partnership of each of the Operating Partnerships, as filed with the Secretary of State of the State of Delaware;

                  (d) copies of letters, certificates or telegrams of recent dates received by us from public officials as to the qualification or registration of Energy OLP, Pipeline OLP, Canada OLP, the Partnership, and the General Partner;

                  (e) copies of letters, certificates or telegrams of recent dates received by us from public officials in the State of Delaware as to the due formation and valid existence of the Partnership and each of the Operating Partnerships;

                  (f) a copy of the Certificate of Incorporation and Bylaws of the General Partner;

                  (g) copies of letters, certificates or telegrams of recent dates received by us from public officials in the State of Delaware as to the due incorporation, valid existence and good standing of the General Partner;

                  (h) the Registration Statement and the Prospectus;

                  (i) evidence satisfactory to us of the effectiveness of the Registration Statement under the Act;

                  (j) reports, dated as of recent dates, prepared by CT Corporation purporting to describe all financing statements on file as of the dates thereof in the office of the Secretary of State of the State of Delaware naming the Partnership or the General Partner, or both of them, as debtors;

                  (k) a certificate from an authorized officer of the Partnership, dated as of a recent date, (i) identifying all indentures, mortgages, deeds of trusts, loan agreements, bonds, debentures, note agreements, capital leases and other evidences of indebtedness for borrowed money to which any of the EOTT Entities is a party or by which any EOTT Entity is bound or to which any property or assets of any EOTT Entity is subject, (ii) certifying that there are no voting trust arrangements to which any of the EOTT Entities is a party, (iii) certifying that the only subsidiaries (as defined in the Rules and Regulations) of the Partnership are the Operating Partnerships and the Finance Sub, and (iv) certifying that except for the limited partner interests in the Operating Limited Partnerships and the stock of the Finance Sub, the Partnership does not own at the Closing Date, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; and

                  (l) such other documents and records as we have deemed necessary or advisable for purposes of the opinions expressed below.

         Based on the foregoing, and subject to the qualifications and limitations set forth below, we are of the opinion that:

                  (1) Each of the Partnership and the Operating Partnerships has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware Act"), with partnership power and authority under the Delaware Act and the Partnership Agreement or its Operating Partnership Agreement, respectively, necessary to own, lease and operate its properties and conduct its business as described in the Prospectus.

                  (2) The Partnership has been registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the failure to so register would have a material adverse effect upon the Partnership or subject it to any material liability or disability.

                  (3) Energy OLP has been qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the failure to so register would have a material adverse effect upon Energy OLP or subject it to any material liability or disability; Pipeline OLP has been qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the failure to so register would have a material adverse effect upon Pipeline OLP or subject it to any material liability or disability; and Canada OLP has been qualified or registered as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the failure to so register would have a material adverse effect upon Canada OLP or subject it to any material liability or disability.

                  (4) Each of the General Partner and Finance Sub has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority necessary to own, hold or lease its properties and, in all material respects as described in the Prospectus, to conduct the business in which it is engaged and, in the case of the General Partner, to act as a general partner of the Partnership and each of the Operating Partnerships. The General Partner is duly qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction in which the failure to so register would have a material adverse effect upon the General Partner or subject it to any material liability or disability, and Finance Sub has not been qualified to do business as a foreign corporation under any jurisdiction.

                  (5) The General Partner is the sole general partner of the Partnership and each of the Operating Partnerships with a general partner interest in the Partnership of 1.0% and a general partner interest in each of the Operating Partnerships of 1.0% (subject to the provisions of the Partnership Agreement and the Operating Partnership Agreements, respectively); such general partner interests are duly authorized by the Partnership Agreement and the Operating

         Partnership Agreements, respectively, are validly issued and are owned of record by the General Partner free and clear of all liens, encumbrances, security interests, equities, charges or claims of record (except as provided in the Partnership Agreement, the Operating Partnership Agreements or pursuant to Section 17-607 of the Delaware Act, as amended) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us.

                  (6) To our knowledge, the only subsidiaries (as defined in the Rules and Regulations) of the Partnership are the Operating Partnerships and the Finance Sub. All of the outstanding shares of capital stock of the Finance Sub have been duly authorized and validly issued and are fully paid and nonassessable and are owned by the Partnership free and clear of all liens and encumbrances and claims. As of the Closing Date, the Partnership is the sole limited partner of Energy OLP, and Energy OLP is the sole limited partner of Pipeline OLP and Canada OLP, in each case with a limited partner interest of 99.0% (subject to the provisions of the respective Operating Partnership Agreements); each such limited partner interest is duly authorized by the applicable Operating Partnership Agreement and is validly issued, fully paid and nonassessable, except as such nonassessability may be affected by Section 17-607 of the Delaware Act; and, at the Closing Date, the Partnership or Energy OLP, as the case may be, owns such limited partner interest in the Operating Partnership free and clear of all liens, encumbrances, security interests, equities, charges or claims of record (except as provided in the applicable Operating Partnership Agreement or pursuant to the Delaware Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the offices of the Secretary of State of the State of Delaware or (B) otherwise known to us. Except for such limited partner interests and the stock of the Finance Sub, the Partnership does not, to our knowledge, own at the Closing Date, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity.

                  (7) Immediately prior to the Closing Date, the limited partners of the Partnership hold limited partner interests in the Partnership aggregating 99.0% (subject to the provisions of the Partnership Agreement), such limited partner interests being represented by 14,976,011 Common Units and 9,000,000 Subordinated Units. As of the Closing Date, such limited partner interests are the only limited partner interests of the Partnership that are issued and outstanding. As of the Closing Date, the Units are authorized by the Partnership Agreement and are validly issued, fully paid and nonassessable, except as such nonassessability may be affected by
         Section 17-607 of the Delaware Act.

                  (8) Insofar as such descriptions relate to legal matters or descriptions of provisions of the governing instruments, the Common Units and the Subordinated Units conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (9) Except as described in the Prospectus or Section 4.3 of the Partnership Agreement and except for the Underwriters' over-allotment option, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any limited partner interests of the Partnership or any of the Operating Partnerships pursuant to (i) the statutes, judicial and administrative decisions, and the rules and regulations of the governmental agencies of the State of Delaware, (ii) the Partnership Agreements or (iii) any agreement, document, contract or instrument referred to in, filed as an exhibit to or incorporated by reference in, the Registration Statement.

                  (10) To our knowledge, and other than as set forth in or contemplated by the Prospectus, there are no legal or governmental proceedings pending or threatened (i) to which any of the EOTT Entities is a party or of which any property of any of such entities is the subject, or to which any of their officers or directors in their capacities as such is a party, which, if adversely determined to such entity, might have a material adverse effect on the consolidated financial position, results of operations, cash flows, business or prospects of the Partnership and the Operating Partnerships considered as a whole or (ii) which seek to challenge to legality or enforceability of the Underwriting Agreement.

                  (11) The Registration Statement was declared effective under the Act on September 2, 1999; the Prospectus was filed with the Commission pursuant to subparagraphs (2) and (5) of Rule 424(b) of the Rules and Regulations on September [ ], 1999; and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose is pending or, to our knowledge, threatened by the Commission.

                  (12) The Registration Statement and the Prospectus, including any documents incorporated by reference into the Prospectus, at the time they were filed (other than the financial statements and related schedules or other financial or statistical data and the projected data included therein, as to which we express no opinion) comply or complied as to form in all material respects with the requirements of the Act, the Rules and Regulations, the Exchange Act, and the Exchange Act Rules and Regulations.

                  (13) To our knowledge, there are no contracts or other documents that are required to be summarized or described in the Prospectus or filed as exhibits or incorporated by reference into to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder that have not been summarized or described in all material respects in the Prospectus or filed as exhibits to the Registration Statement or incorporated by reference therein.

                  (14) The statements contained in the Prospectus under the caption "Tax Considerations," insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof that is accurate in all material respects; our opinion filed as
         Exhibit 8 to the Registration Statement is confirmed; and the Underwriters may rely upon such opinion as if it were addressed to them.

                  (15) The Underwriting Agreement has been duly authorized, executed and delivered by each of the EOTT Entities.

                  (16) The execution and delivery by each of the EOTT Entities of the Underwriting Agreement, and the compliance by each of the EOTT Entities with all of the provisions of the Underwriting Agreement do not and will not, with the passage of time or upon stated contingency or otherwise, (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (x) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness for borrowed money, of which we have knowledge, to which any of the EOTT Entities is a party or by which any EOTT Entity is bound or to which any property or assets of any EOTT Entity is subject, (y) any contract or other agreement to which any of the EOTT Entities is a party that restricts the ability of the Partnership to issue securities and of which we have knowledge or (z) any document filed as an exhibit to, or incorporated by reference in, the Registration Statement, (ii) result in any breach or violation of the provisions of the agreement or certificate of limited partnership or articles of incorporation or bylaws of any such entity or (iii) result in any breach or violation of any statute or any rule or regulation of any governmental agency or body having jurisdiction over any such entity or its properties that a lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to the Partnership, any of the Operating Partnerships or the General Partner or to the transactions contemplated by the Underwriting Agreement, or to both, excluding in each case any breaches or violations which, individually or in the aggregate, would not have a material adverse effect on the limited partners or the financial condition, results of operation, business or prospects (as described in the Prospectus) of the Partnership and the Operating Partnerships considered as a whole.

                  (17) Except as described in the Prospectus or Section 6.13 of the Partnership Agreement and except for the registration rights referred to in Section 4(o) of the Underwriting Agreement, to our knowledge there are no contracts, agreements or understandings between the Partnership, the Operating Partnerships or the General Partner and any person granting such person the right to require the Partnership to file a registration statement under the Act with respect to any securities of the Partnership or to require the Partnership to include such securities in the securities to be registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Partnership under the Act.

                  (18) Neither the Partnership nor any of the Operating Partnerships is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act and the rules and regulations thereunder, and the General Partner is either (A) not an "investment company"or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act and the rules and regulations thereunder or (B) exempt from the Investment Company Act.

                  (19) None of the Partnership, the Operating Partnerships or the General Partner is a "public utility company," a "holding company" or an "affiliate" of a holding company or a public utility company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (20) No consent, approval, authorization, order, registration or qualification of or with any federal governmental agency or body or any governmental agency or body of the States of Texas, New York or Delaware is required for the sale of the Common Units or the execution and delivery of the Underwriting Agreement and the consummation by any of the EOTT Entities of the transactions contemplated by the Underwriting Agreement and the Prospectus, except (1) such consents, approvals, authorizations, orders, registrations or qualifications (a) as have been obtained, (b) as may be required under the Act or state securities or Blue Sky laws, (c) as are of a routine or administrative nature and either are (i) not customarily obtained or made prior to the consummation of similar transactions or (ii) expected in our reasonable judgment to be obtained in the ordinary course of business subsequent to the consummation of the transactions, or (d) which, if not obtained, would not, individually or in the aggregate, have a material adverse effect upon the ability of the Partnership and the Operating Partnerships taken as a whole to conduct their business as described in the Prospectus, or (2) as described, set forth or contemplated in the Prospectus as not having been obtained.

                  (21) (i) The Partnership Agreement is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms and (ii) each of the Operating Partnership Agreements is a valid and legally binding agreement of such parties, enforceable against the General Partner and the Partnership in accordance with its terms, subject to the qualifications that (A) the enforceability of each such agreement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the rights of creditors generally, (B) the enforceability of each such agreement may be limited by public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing, (C) the enforceability of equitable rights and remedies provided for in each such agreement is subject to equitable defenses and judicial discretion, and (D) the enforceability of certain other provisions of each such agreement may be limited by applicable laws and court decisions, none of which should materially and adversely interfere with the practical realization of the material benefits intended to be provided by such agreements.

                  (22) The Firm Units and the Optional Units are duly authorized for listing, subject only to official notice of issuance, on the New York Stock Exchange.

                  (23) The descriptions (i) in "Item 1. Business -- Environmental Matters" and "Item 1. Business -- Regulation" from the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998 and (ii) under "Cash Distribution Policy" and "Description of Our Partnership Agreement" in the Prospectus, insofar as such descriptions relate to legal matters or descriptions of the provisions of the Partnership Agreement, are accurate and fairly present the information required to be shown.

                  The opinions expressed herein are qualified in the following respects:

                  (A) We have relied, without independent investigation or verification, in respect of factual matters upon certificates of officers of the General Partner and upon information obtained from public officials, upon opinions of other counsel issued in connection with the transactions (copies of which have been furnished to you and your counsel) and other sources believed by us to be responsible.

                  (B) We have assumed, without independent verification, that the certificates for the Common Units conform to the specimens thereof examined by us and have been duly countersigned by a transfer agent and duly registered by a registrar of the Common Units.

                  (C) We express no opinion with respect to state or local taxes or tax statutes to which any of the Partnership, the limited partners, any of the Operating Partnerships, or General Partner may be subject.

                  (D) For purposes of the foregoing opinions, we have conducted such investigation as in our judgment is necessary to enable us to render the foregoing opinions. References herein to our knowledge shall mean the actual knowledge of our attorneys substantially participating in the work of this firm as counsel with respect to the matters relating to the transactions and without in any manner having conducted any investigation other than as described herein.

                  (E) We have assumed that (a) each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original and all signatures on each such document are genuine, (b) each certificate from governmental officials reviewed by us is accurate, complete and authentic, and all official public records are accurate and complete, (c) all parties to the Underwriting Agreement will act in accordance with, and will refrain from taking any action that is forbidden by, the terms and conditions of the Underwriting Agreement, and (d) no party to the Underwriting Agreement will in the future take any discretionary action (including a decision not to act) permitted under the Underwriting Agreement that would result in a violation of law or constitute a breach or default under any other agreement to which such party is a party or by which it or its property is bound or under any court or administrative order, writ, judgment or decree that names such party or is directed to it or its property.

                  (F) This opinion is limited in all respects to federal laws, the Delaware Act, the Delaware General Corporation Law, the laws of the States of New York and Texas (excluding rules, regulations and ordinances of counties, towns, municipalities and other special political subdivisions of the States of New York and Texas).

                  (G) In giving the opinion expressed in paragraph (19) above, we have relied upon certificates from authorized officers of the General Partner, dated as of recent dates.

         Since we have not conducted any independent investigation with regard to the information set forth in the Registration Statement or Prospectus (except with respect to the opinions set forth herein), we are not (except as aforesaid) passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein. We have participated, however, in conferences with officers and other representatives of the General Partner, representatives of the independent public accountants of the General Partner and your representatives, at which the contents of the Registration Statement and Prospectus and related matters were discussed. On the basis of the foregoing (relying, as to materiality, to the extent we deem appropriate upon the opinions of the officers and other representatives of the General Partner), we advise you that no facts have come to our attention that have led us to believe that the Registration Statement, at the time such Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus contained an untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the date hereof, either the Registration Statement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading or the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. We express no comment with respect to the financial statements and related schedules and other financial data included or incorporated by reference in the Registration Statement or in the Prospectus or any further amendment or supplement thereto (including, without limitation, statements relating to projected cash distributions to the limited partners) or any statement contained therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through you expressly for use therein.

         This opinion is furnished to the several Underwriters and is solely for the benefit of the several Underwriters in connection with the transactions contemplated by the Underwriting Agreement and may not be relied upon in connection with any other transaction or by any other person or entity or furnished to anyone else without the prior written consent of the undersigned.

                                   Very truly yours,

                                                                      EXHIBIT D


                               September 29, 1999

PAINEWEBBER INCORPORATED
LEHMAN BROTHERS INC.
DAIN RAUSCHER WESSELS, A DIVISION OF DAIN RAUSCHER INCORPORATED
ING BARINGS LLC
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Ladies and Gentlemen:

         This opinion is provided to you pursuant to Section 5(g) of that certain Underwriting Agreement, dated September 23, 1999 (the "Underwriting Agreement"), among EOTT Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), EOTT Energy Operating Limited Partnership, a Delaware limited partnership ("Energy OLP"), EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership ("Pipeline OLP"), EOTT Energy Canada Limited Partnership, a Delaware limited partnership ("Canada OLP"), EOTT Energy Corp., a Delaware corporation (the "General Partner"), and PaineWebber Incorporated, Lehman Brothers Inc., Dain Rauscher Wessels, a Division of Dain Rauscher Incorporated, and ING Barings LLC (the "Underwriters"). Any capitalized term used in this opinion and not defined shall have the meaning assigned to such term in the Underwriting Agreement. This opinion is being provided for the closing contemplated by the Underwriting Agreement of the offer and sale of the Firm Units (the "Closing Date").

         I am Vice President and General Counsel of the General Partner, and I have worked with the law firm of Vinson & Elkins in connection with its role as counsel for the General Partner in connection with the offer and sale by the Partnership of 3,500,000 Firm Units. In connection with the opinions expressed below, I have examined such documents and records and consulted such other sources as I have deemed necessary or advisable for purposes of the opinions expressed below. Based on the foregoing and subject to the qualifications and limitation set forth below, I am of the opinion that:

         1. To my knowledge, each of the EOTT Entities is operating in compliance, in all material respects, with all certificates, authorizations or permits which have been issued by local, state, federal or foreign regulatory agencies or bodies in connection with the business currently being operated by it. To my knowledge, there are no certificates, authorizations or permits which have not been obtained for any such business, where the absence of same could, in my opinion, reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the ability of the EOTT Entities to conduct their businesses in all material respects as currently conducted, and, except as disclosed in the Prospectus, the EOTT Entities have not, to my knowledge, received any notice of proceedings relating to the revocation or modification of any certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could, in my opinion, reasonably be expected to have a material adverse effect upon the ability of the EOTT Entities to conduct their businesses in all material respects as currently conducted, and as described in the Prospectus.

         2. Except as set forth to in the Prospectus, there are, to my knowledge, no legal or governmental proceedings pending or threatened to which any of the EOTT Entities is a party or of which any property of the EOTT Entities is the subject which, if determined adversely, could, in my opinion, be reasonably expected to have a material adverse effect on the consolidated financial position, results of operations, cash flows, business or prospects of the EOTT Entities.

         3. To my knowledge, and except as otherwise set forth in the Prospectus, the consummation of the transactions contemplated in the Underwriting Agreement and in the Prospectus will not, with the passage of time or upon a stated contingency or otherwise, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the EOTT Entities is a party or by which any EOTT Entity is bound or to which any property or assets of any EOTT Entity is subject, nor, to my knowledge, will such actions result in any violation of the provisions of the Partnership Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the EOTT Entities or any of their properties, excluding, in each case, any breach(es) or violation(s) which, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the limited partners or the financial condition, results of operation, business or prospects (as described in the Prospectus) of the EOTT Entities, considered as a whole.

         The opinions expressed herein are qualified in the following respect:
I have relied, without independent investigation or verification, in respect of certain factual matters upon information obtained from public officials and other sources believed by me to be responsible.

         Since I have not conducted any independent investigation with regard to the information set forth in the Registration Statement or Prospectus, I am not (except as expressly set forth above), passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein. In addition to the foregoing opinions, however, I hereby advise you that during the course of my representation of the EOTT Entities no facts have come to my attention that have led me to believe that the Registration Statement, at the time such Registration Statement or any amendments thereto became effective prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of its date, the Prospectus or any further amendment or supplement thereto made prior to the date hereof contained an untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that, as of the date hereof, either the Registration Statement or any further amendment thereto made prior to the date hereof, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or the Prospectus or any further supplement thereto made prior to the date hereof, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing notwithstanding, I express no comment with respect to the financial statements and related schedules and other financial data included or incorporated by reference in the Registration Statement or in the Prospectus or any further amendment or supplement thereto (including, without limitation, statements relating to income, profits, cash flows and projected cash distributions to the limited partners of the Partnership) or any statement contained therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Partnership by you expressly for use therein.

         This opinion is furnished to the several underwriters and is solely for the benefit of the several underwriters in connection with the transactions contemplated by the Underwriting Agreement and may not be relied upon in connection with any other transaction or by any other person or entity or furnished to anyone else without the prior written consent of the undersigned.


                                     Very truly yours,